Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1

OF FIRST AMENDED AND RESTATED SUPPORT AGREEMENT

This AMENDMENT NO. 1 OF FIRST AMENDED AND RESTATED SUPPORT AGREEMENT (“Amendment No. 1”), dated as of September 29, 2014, is made and entered into by and among Healthy Harmony Holdings, L.P., a Cayman Islands limited partnership (“Parent”), TPG Asia VI, L.P., a Cayman Islands limited partnership (the “Sponsor”), and the stockholders of Chindex International, Inc., a Delaware corporation (the “Company”), listed on Schedule A-1 hereto (each, together with his, her or its heirs, beneficiaries, executors, successors and permitted assigns, a “Stockholder” and, collectively the “Stockholders”, and together with Parent and Sponsor, the “Parties”).

WHEREAS, on February 17, 2014, Parent, Healthy Harmony Acquisition, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and the Company entered into an Agreement and Plan of Merger, which was subsequently amended and restated on April 18, 2014 (as it may be further amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), which provides for, among other things, the merger of Merger Sub with and into the Company (the “Merger”) with the Company continuing as the surviving corporation of the Merger;

WHEREAS, as a condition and inducement to the willingness of Parent and Merger Sub to enter into the Merger Agreement, each Stockholder (in his, her or its capacity as such) and the Sponsor entered into a Support Agreement on February 17, 2014 (the “Original Support Agreement”);

WHEREAS, the Parties amended and restated the Original Support Agreement on August 6, 2014 (as amended and restated, the “Amended and Restated Support Agreement”);

WHEREAS, each Party to the Amended and Restated Support Agreement desires to amend the Amended and Restated Support Agreement to replace Schedule A-1 and Schedule A-2 to the Amended and Restated Support Agreement with Schedule A-1 and Schedule A-2 hereto, such that each Rollover Stockholder shall contribute the number of Shares set forth on Schedule A-2 hereto in exchange for the number of newly issued Parent Interests set forth opposite such Rollover Stockholder’s name on Schedule A-2 hereto; and

NOW, THEREFORE, the Parties agree to amend the Amended and Restated Support Agreement as follows:

1.	Definitions

Unless otherwise specifically defined herein, all capitalized terms used but not defined herein shall have the respective meanings ascribed to them under the Amended and Restated Support Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Amended and Restated Support Agreement shall, from and after the execution of Amendment No. 1, refer to the Amended and Restated Support Agreement as amended by Amendment No. 1. Notwithstanding the foregoing, references to the date of the Amended and

Restated Support Agreement, as amended hereby, shall in all instances continue to refer to August 6, 2014, and references to “the date hereof” and “the date of this Agreement” shall continue to refer to August 6, 2014.

2.	Amendments to Amended and Restated Support Agreement

2.1	Amendment to Schedule A-1

Schedule A-1 of the Amended and Restated Support Agreement is hereby replaced by Schedule A-1 attached hereto.

2.2	Amendment to Schedule A-2

Schedule A-2 of the Amended and Restated Support Agreement is hereby replaced by Schedule A-2 attached hereto.

3.	Miscellaneous

3.1	No Further Amendment

The Parties agree that, except as amended by Section 2 of Amendment No. 1, the Amended and Restated Support Agreement shall remain in full force and effect and constitute legal and binding obligations of the Parties. Amendment No. 1 forms an integral and inseparable part of the Amended and Restated Support Agreement.

3.2	Other Miscellaneous Terms

The provisions of Section 17 (Miscellaneous) of the Amended and Restated Support Agreement shall apply mutatis mutandis to Amendment No. 1, and to the Amended and Restated Support Agreement as modified by Amendment No. 1, taken together as a single agreement, reflecting the terms therein as modified by Amendment No. 1.

[SIGNATURE PAGE FOLLOWS]

2

IN WITNESS WHEREOF, Amendment No. 1 has been duly executed and delivered by the duly authorized representatives of the Parties (as applicable) as of the date first written above.

HEALTHY HARMONY HOLDINGS, L.P.

By: Healthy Harmony GP, Inc., its general partner

By:	/s/ Ronald Cami
Name: Ronald Cami
Title: Vice President

TPG ASIA VI, L.P.
By: TPG Asia GenPar VI, L.P., its general partner
By: TPG Asia GenPar VI Advisors, Inc., its general partner

By:	/s/ Ronald Cami
Name: Ronald Cami
Title: Vice President

[Signature Page to Amendment No. 1 to Amended and Restated Support Agreement]

STOCKHOLDERS

Roberta Lipson

By:	/s/ Roberta Lipson

Elyse Silverberg

By:	/s/ Elyse Silverberg

Lawrence Pemble

By:	/s/ Lawrence Pemble

STOCKHOLDERS

Roberta Lipson, as trustee of the Benjamin Lipson Plafker Trust

By:	/s/ Roberta Lipson

Roberta Lipson, as trustee of the Daniel Lipson Plafker Trust

By:	/s/ Roberta Lipson

Roberta Lipson, as trustee of the Jonathan Lipson Plafker Trust

By:	/s/ Roberta Lipson

Roberta Lipson, as trustee of the Ariel Benjamin Lee Trust

By:	/s/ Roberta Lipson

[Signature Page to Amendment No. 1 to Amended and Restated Support Agreement]

FOSUN INDUSTRIAL CO., LIMITED

By:	/s/ Qiyu Chen

Name: Qiyu Chen

Title: Chairman of the Board of Directors

[Signature Page to Amendment No. 1 to Amended and Restated Support Agreement]

SCHEDULE A-1

As of August 25, 2014

Stockholder	Address/Facsimile	Residence	Common Stock Owned	Class B Common Stock Owned

Roberta Lipson	c/o Chindex International, Inc. 4340 East West Highway Bethesda, MD 20814 Attention: Chief Executive Officer and Corporate Secretary Facsimile No.: 310-215-7777	USA	239,671	570,000

Benjamin Lipson Plafker Trust	c/o Chindex International, Inc. 4340 East West Highway Bethesda, MD 20814 Attention: Chief Executive Officer and Corporate Secretary Facsimile No.: 310-215-7777	USA	10,800	0

Daniel Lipson Plafker Trust	c/o Chindex International, Inc. 4340 East West Highway Bethesda, MD 20814 Attention: Chief Executive Officer and Corporate Secretary Facsimile No.: 310-215-7777	USA	0	30,000

Jonathan Lipson Plafker Trust	c/o Chindex International, Inc. 4340 East West Highway Bethesda, MD 20814 Attention: Chief Executive Officer and Corporate Secretary Facsimile No.: 310-215-7777	USA	0	30,000

Stockholder	Address/Facsimile	Residence	Common Stock Owned	Class B Common Stock Owned

Ariel Benjamin Lee Trust	c/o Chindex International, Inc. 4340 East West Highway Bethesda, MD 20814 Attention: Chief Executive Officer and Corporate Secretary Facsimile No.: 310-215-7777	USA	0	30,000

Elyse Silverberg	c/o Chindex International, Inc. 4340 East West Highway Bethesda, MD 20814 Attention: Chief Executive Officer and Corporate Secretary Facsimile No.: 310-215-7777	USA	225,106	390,750

Lawrence Pemble	c/o Chindex International, Inc. 4340 East West Highway Bethesda, MD 20814 Attention: Chief Executive Officer and Corporate Secretary Facsimile No.: 310-215-7777	USA	83,956	111,750

Significant Stockholder	Qiao Yang, Shanghai Fosun Pharmaceutical Group Co., Ltd. 9th Floor, No.2 East Fuxing Road, Shanghai 200010, PRC	Hong Kong	3,157,163	0

Stockholder	Address/Facsimile	Residence	Common Stock Owned	Class B Common Stock Owned

Tel: +86 21 23138000*8185/23128185 Fax: +86 21 23138127

Schedule A-2

Stockholder	Address/Facsimile	Rollover Shares	Parent Interests

Roberta Lipson	c/o Chindex International, Inc. 4340 East West Highway Bethesda, MD 20814 Attention: Chief Executive Officer and Corporate Secretary Facsimile No.: 310-215-7777	615,892	615,892

Benjamin Lipson Plafker Trust	c/o Chindex International, Inc. 4340 East West Highway Bethesda, MD 20814 Attention: Chief Executive Officer and Corporate Secretary Facsimile No.: 310-215-7777	10,800	10,800

Daniel Lipson Plafker Trust	c/o Chindex International, Inc. 4340 East West Highway Bethesda, MD 20814 Attention: Chief Executive Officer and Corporate Secretary Facsimile No.: 310-215-7777	30,000	30,000

Jonathan Lipson Plafker Trust	c/o Chindex International, Inc. 4340 East West Highway Bethesda, MD 20814 Attention: Chief Executive Officer and Corporate Secretary Facsimile No.: 310-215-7777	30,000	30,000

Ariel Benjamin Lee Trust	c/o Chindex International, Inc. 4340 East West Highway Bethesda, MD 20814 Attention: Chief Executive Officer and Corporate Secretary Facsimile No.: 310-215-7777	30,000	30,000

Significant Stockholder	Qiao Yang, Shanghai Fosun Pharmaceutical Group Co., Ltd. 9th Floor, No.2 East Fuxing Road, Shanghai 200010, PRC Tel: +86 21 23138000*8185/23128185 Fax: +86 21 23138127	3,157,163	3,157,163